UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 1, 2018

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻



On June 6, 2018, Primoris Services Corporation, a Delaware corporation (“we,” “us,” “our,” “Primoris” or the “Company”), filed its Form 8-K (the “Original Form 8-K) to report the completion of its acquisition of Willbros Group, Inc. (“Willbros”). The Original Form 8-K did not include the financial statement of Willbros or the pro forma unaudited financial information of the combined entity. This Amendment No. 1 to the Form 8-K is filed to include the financial statement information required under Item 9.01 of Form 8-K in connection with the acquisition of Willbros.

This Current Report on Form 8-K/A amends the Original Form 8-K to include the financial statements and pro forma information required by Item 9.01 of Form 8-K. Except for the filing of such financial statements and pro forma information, this form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

The audited consolidated financial statements of Willbros for the year ended December 31, 2017 are filed as Exhibit 99.1 and incorporated by reference herein.

The unaudited consolidated financial statements of Willbros for the quarter ended March 31, 2018 are filed as Exhibit 99.2 and incorporated by reference herein.

(b)   Pro forma financial information.

The required pro forma combined financial information with respect to the Company’s acquisition of Willbros is filed as Exhibit 99.3 to this Amendment No.1 and incorporated herein by reference.

(d)   Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1

The audited consolidated financial statements of Willbros (SEC File No. 1-34259) for the year ended December 31, 2017, are incorporated by reference to Willbros’ Form 10-K filed with the commission on March 30, 2018

99.2

The unaudited consolidated financial statements of Willbros (SEC File No. 1-34259) for the quarter ended March 31, 2018 are incorporated by reference to Willbros’ Form 10-Q filed with the Commission on May 9, 2018

99.3	Unaudited pro forma combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: August 17, 2018	By:	/s/ Peter J. Moerbeek
Peter J. Moerbeek
Executive Vice President, Chief Financial Officer